UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2024

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
0000-55337	VIRGINIA ELECTRIC AND POWER COMPANY (a Virginia corporation) 120 Tredegar Street Richmond, Virginia 23219 (804) 819-2284	54-0418825

333-275727-01	VIRGINIA POWER FUEL SECURITIZATION, LLC (a Delaware limited liability company) c/o Virginia Electric and Power Company 120 Tredegar Street Richmond, Virginia 23219 (804) 819-2284	93-4087019

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events
On February 14, 2024, Virginia Power Fuel Securitization, LLC (the “Issuing Entity”) issued $1,281,900,000 aggregate principal amount of its 2024 Senior Secured Deferred Fuel Cost Bonds (the “Bonds”), pursuant to an Indenture and Supplemental Indenture, each dated as of February 14, 2024, by and among the Issuing Entity, U.S. Bank Trust Company, National Association, as indenture trustee, and U.S. Bank National Association, as securities intermediary. The Indenture and Supplemental Indenture are filed as Exhibits 4.1 and 4.2 of this Form
8-K.
The Bonds were offered pursuant to a prospectus, dated February 5, 2024. In connection with the issuance of the Bonds, the Issuing Entity and Virginia Electric and Power Company entered into a Deferred Fuel Cost Property Servicing Agreement, a Deferred Fuel Cost Property Purchase and Sale Agreement and an Administration Agreement, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Form
8-K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of February 14, 2024, by and among Virginia Power Fuel Securitization, LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary (including the form of the Bonds)

4.2	Supplemental Indenture, dated as of February 14, 2024, by and among Virginia Power Fuel Securitization, LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary

5.1	Opinion of McGuireWoods LLP with respect to legality

8.1	Opinion of McGuireWoods LLP with respect to federal tax matters

10.1	Deferred Fuel Cost Property Servicing Agreement, dated as of February 14, 2024, by and between Virginia Power Fuel Securitization, LLC and Virginia Electric and Power Company, as Servicer

10.2	Deferred Fuel Cost Property Purchase and Sale Agreement, dated as of February 14, 2024, by between Virginia Power Fuel Securitization, LLC and Virginia Electric and Power Company, as Seller

10.3	Administration Agreement, dated as of February 14, 2024, by and between Virginia Power Fuel Securitization, LLC and Virginia Electric and Power Company, as Administrator

23.1	Consent of McGuireWoods LLP (included as part of its opinions filed as Exhibit 5.1 and Exhibit 8.1)

99.1	Opinion of McGuireWoods LLP with respect to U.S. and Virginia constitutional matters

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

VIRGINIA ELECTRIC AND POWER COMPANY

	By:	/s/ David M. McFarland
David M. McFarland
Dated: February 14, 2024		Vice President – Investor Relations and Treasurer

VIRGINIA POWER FUEL SECURITIZATION, LLC

	By:	/s/ David M. McFarland
David M. McFarland
Dated: February 14, 2024		Treasurer